Maxim MFS International Value Portfolio

Initial Class Ticker: MXIVX

(the “Portfolio”)

Summary Prospectus

May 1, 2012

Before you invest, you may want to review the Portfolio’s Prospectus, which contains more information about the Portfolio and its risks. You can find the Portfolio’s Prospectus and other information about the Portfolio, including the Statement of Additional Information and most recent reports to shareholders, online at www.maximfunds.com/prospectus.html. You can also get this information at no cost by calling 1-866-831-7129 or by sending an email request to email@maximfunds.com. The current Prospectus and Statement of Additional Information, both dated May 1, 2012, are incorporated by reference as a matter of law into this Summary Prospectus, which means they are legally part of this Summary Prospectus.

Portfolio shares are available only through investments in certain variable annuity contracts and variable life insurance policies (“variable contracts”), individual retirement accounts (“IRAs”), qualified retirement plans (“retirement plans”) and college savings programs (collectively, “Permitted Accounts”). This Summary Prospectus is not intended for use by other investors. This Summary Prospectus should be read together with the prospectus or disclosure document for the Permitted Account.

Investment Objective

The Portfolio seeks long-term capital growth.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not reflect the fees and expenses of any Permitted Account. If reflected, the expenses shown would be higher.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Initial Class	Class L
Management Fees	1.00%	1.00%
Distribution (12b-1) Fees	0.00%	0.25%
Other Expenses	0.17%	0.17%
Total Annual Portfolio Operating Expenses	1.17%	1.42%
Expense Reimbursement[1]	0.01%	0.01%
Total Annual Portfolio Operating Expenses After Expense Reimbursement	1.16%	1.41%

1 GW Capital Management, LLC, doing business as Maxim Capital Management, LLC (“MCM”) has contractually agreed to pay expenses (which include the sum of its management fees and expenses paid directly by the Portfolio, excluding 12b-1 fees) that exceed 1.20% of the Portfolio’s average daily net assets. This expense reimbursement shall continue in effect indefinitely and will be discontinued only upon termination or amendment of the investment advisory agreement with MCM. During the Portfolio’s most recent fiscal year, the Portfolio’s expenses exceeded 1.20% and MCM paid expenses in excess of such amount.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example does not reflect the fees and expenses of any Permitted Account. If reflected, the expenses in the Example would be higher.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Portfolio’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Initial Class	$118	$368	$638	$1,409
Class L	$144	$446	$771	$1,691

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s turnover rate was 22.65% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio will, under normal circumstances, invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities. Under normal circumstances, the Portfolio will invest primarily in companies located outside the U.S., including those in emerging markets. The Sub-Adviser may invest a large percentage of the Portfolio’s assets in issuers in a single country, a small number of countries, or a particular geographic region. The Sub-Adviser may invest the Portfolio’s assets in companies of any size.

The Portfolio generally focuses on investing its assets in the stocks of companies that the Sub-Adviser believes are undervalued compared to their perceived worth (value companies). Value companies tend to have stock prices that are low relative to their earnings, dividends, assets, or other financial measures. The Sub-Adviser uses a bottom-up investment approach to buying and selling investments for the Portfolio. Investments are selected primarily based on fundamental analysis of individual issuers and their potential in light of their financial condition, and market, economic, political, and regulatory conditions. Factors considered may include analysis of an issuer’s earnings, cash flows, competitive position, and management ability. Quantitative models that systematically evaluate an issuer’s valuation, price and earnings momentum, earnings quality, and other factors may also be considered.

The Portfolio may, but need not, use derivative contracts, such as futures and options on securities, securities indices or currencies; options on these futures; forward currency contracts; credit default swaps and credit default swap indices; and interest rate or currency swaps. The Portfolio may use derivatives for any of the following purposes: as a substitute for buying and selling securities; to hedge against the economic impact of adverse changes in the market value of its portfolio securities due to changes in stock market prices, currency exchange rates or interest rates; or to enhance the Portfolio’s return as a non-hedging strategy that may be considered speculative.

Principal Investment Risks

The following is a summary of the principal investment risks of investing in the Portfolio:

Market Risk - Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments in the U.S. and in other countries. Market risk may affect a single company, sector of the economy or the market as a whole.

Value Stock Risk - The value investing approach carries the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments.

Developing and Emerging Markets Risk - Stocks of companies located in emerging markets may be substantially more volatile, and substantially less liquid, than the stocks of companies located in more developed foreign markets. Emerging market countries may experience higher inflation, interest rates and unemployment, greater social, economic, regulatory and political uncertainties, and greater volatility in currency exchange rates than more developed countries.

Geographic Concentration Risk – Geographic concentration risk is the risk that economic, political and social conditions in the countries or regions in which the Portfolio invests will have a significant impact on the performance of the Portfolio.

Currency Risk - Adverse fluctuations in exchange rates between the U.S. Dollar and other currencies may cause the Portfolio to lose money on investments denominated in foreign currencies. Currency risk is especially high in emerging markets.

Depositary Receipts Risk - Depositary receipts are generally subject to the same sort of risks as direct investments in a foreign country, such as, currency risk, political and economic risk, and market risk, because their values depend on the performance of a foreign security denominated in its home currency.

Investment Style Risk - Returns from foreign stocks and/or value stocks may trail returns from the overall stock market.

Derivative Risk - Using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. The Portfolio may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Portfolio’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a portfolio less liquid and harder to value, especially in declining markets.

Management Risk - A strategy used by the portfolio managers may fail to produce the intended results.

An investment in the Portfolio is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to possible loss of your original investment.

Performance

The bar chart and table below provide an indication of the risk of investment in the Portfolio by showing changes in the performance of the Portfolio’s Initial Class for the last ten calendar years and comparing its average annual total return to the performance of two broad-based securities market indices. No Class L share performance data is provided because Class L shares have not commenced operations. Class L share performance will appear in a future version of this Prospectus after Class L shares have annual returns for one complete calendar year. Class L shares performance would be lower than Initial Class performance because of the 12b-1 fees applicable to Class L shares. The returns shown below are historical and are not an indication of future performance. Total return figures assume reinvestment of dividends and capital gains distributions and include the effect of the Portfolio’s recurring expenses, but do not include fees and expenses of any Permitted Account. If those fees and expenses were reflected, the performance shown would have been lower.

Updated performance information may be obtained at www.maximfunds.com (the web site does not form a part of this Prospectus).

Calendar Year Total Returns

	Quarter Ended	Total Return
Best Quarter	June 2009	26.36%
Worst Quarter	December 2008	-30.24%

Average Annual Total Returns for the Periods Ended December 31, 2011

	One Year	Five Years	Ten Years
Initial Class	-1.87%	-7.06%	3.79%
MSCI EAFE® Index (reflects no deduction for fees, expenses or taxes)	-12.14%	-4.72%	4.67%
MSCI EAFE® Value Index (reflects no deduction for fees, expenses or taxes)	-12.17%	-6.33%	4.98%

Investment Adviser

GW Capital Management, LLC, doing business a Maxim Capital Management, LLC (MCM)

Sub-Adviser

Massachusetts Financial Services Company

Portfolio Managers

Name	Title	Length of Service as Manager of Portfolio
Benjamin Stone	Investment Officer	2009
Barnaby Wiener	Investment Officer	2009

Purchase and Sale of Portfolio Shares

Permitted Accounts place orders to purchase and redeems shares of the Portfolio based on instructions received from owners of variable contracts or IRAs, or from participants of retirement plans or college savings programs. Please contact your registered representative, IRA custodian or trustee, retirement plan sponsor or administrator or college savings program for information concerning the procedures for purchasing and redeeming shares of the Portfolio. The Portfolio may stop offering shares completely or may offers shares only on a limited basis, for a period of time or permanently.

The Portfolio does not have any initial or subsequent investment minimums. However, Permitted Accounts may impose investment minimums.

Tax Information

The Portfolio intends to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). If the Portfolio qualifies as a regulated investment company and distributes its income as required by the Code, the Portfolio will not be subject to federal income tax to the extent that its net investment income and realized net capital gains are distributed to income tax to the extent that its net investment shareholders. Currently, Permitted Accounts generally are not subject to federal income tax on any Portfolio distributions. Owners of variable contracts, retirement plan participants, and IRA owners are also generally not subject to federal income tax on Portfolio distributions until such amounts are withdrawn from the variable contract, retirement plan or IRA. Distributions from a college savings program generally are not taxed provided that they are used to pay for qualified higher education expenses.

Payments to Insurers, Broker-Dealers and Other Financial Intermediaries

The Portfolio is not sold directly to the general public, but instead may be offered as an underlying investment for Permitted Accounts. The Portfolio and its related companies may make payments to insurance companies, broker-dealers and other financial intermediaries for the sale of Portfolio shares and/or other services. These payments may be a factor that an insurance company, broker-dealer or other financial intermediary considers in including the Portfolio as an investment option in a Permitted Account. These payments also may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson, visit your financial intermediary’s Web site, or consult the variable contract prospectus for more information.

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